Exhibit 10.32

SUBSCRIPTION AGREEMENT

IGNIS PETROLEUM GROUP, INC.

April 19, 2006

Ignis Petroleum Group, Inc.
100 Crescent Court, 7th Floor
Dallas, Texas 75201

The undersigned, Petrofinanz GmbH (the “Subscriber”) understands that Ignis Petroleum Group, Inc., a Nevada Corporation (the “Company”), is offering for sale to the undersigned shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), at a purchase price of $1.10 per share, which is equal to the bid price per share of the Common Stock as quoted by Bloomberg, LP at the close of business on the date hereof (the “Bid Price”). The Subscriber agrees to purchase the Common Stock upon the terms and conditions set forth herein. The Subscriber acknowledges and understands that the offering of the Common Stock (the “Offering”) is being made without registration of the Common Stock under the Securities Act of 1933, as amended (the “Act”), or any securities “blue sky” or other similar laws of any state (“State Securities Laws”).

1.
Subscription. Subject to the terms and conditions hereof and effective as of the close of business on the date hereof, the Subscriber hereby subscribes for and agrees to purchase $200,000 (the “Purchase Price”) worth of Common Stock at the Bid Price per share, upon acceptance of this Subscription Agreement by the Company.

2.
Payment for the Common Stock. The undersigned shall deliver the Purchase Price to the Company via cash, check or wire transfer on or before April 19, 2006. Upon receipt of the Purchase Price and acceptance of this Subscription Agreement, the Company shall deliver to the Subscriber a certificate representing 181,818 shares of Common Stock. If this subscription is not accepted by the Company for any reason, all documents will be returned to the Subscriber.

3.
Representations and Warranties of the Subscriber. The Subscriber hereby represents and warrants to and covenants with the Company, as well as each officer, director and agent of the Company as follows:

(a) General.

(i) The Subscriber has all requisite authority to enter into this Subscription Agreement and to perform all the obligations required to be performed by the Subscriber hereunder.

(ii)  The Subscriber is the sole party in interest and is not acquiring the Common Stock as an agent or otherwise for any other person. The Subscriber resides at the location set forth opposite its name on the signature page hereto and it has its principal office at such location.

(iii)  The Subscriber recognizes that the total amount of funds tendered to purchase the Common Stock is placed at the risk of the business and may be completely lost. The purchase of the Common Stock of the Company as an investment involves extreme risk.

(iv)  The Subscriber realizes that the Common Stock cannot readily be sold as the shares of Common Stock are restricted securities, that it may not be possible to sell or dispose of the Common Stock and therefore the Common Stock must not be purchased unless the Subscriber has liquid assets sufficient to assure that such purchase will cause no undue financial difficulties and the Subscriber can provide for current needs and personal contingencies.

(v)  The Subscriber confirms and represents that it is able (a) to bear the economic risk of this investment, (b) to hold the Common Stock for an indefinite period of time, and (c) to afford a complete loss of this investment. The Subscriber also represents that it has (x) adequate means of providing for its current needs and personal contingencies, and (y) has no need for liquidity in this particular investment.

(vi)  The Subscriber has not become aware of the Offering by any form of general solicitation or advertising, including, but not limited to advertisements, articles, notices or other communications published in any newspaper, magazine or other similar media or broadcast over television or radio or any seminar or meeting where those individuals that have attended have been invited by any such or similar means of general solicitation or advertising.

(vii)  Subscriber is purchasing the Common Stock for its own account, for investment purposes only and not with view to any public resale or other distribution thereof. Subscriber acknowledges that it is an Accredited Investor as that term is defined in Rule 501(a) of Regulation D of the Act. Subscriber and its representatives have received, or have had access to, and have had sufficient opportunity to review, all books, records, financial information and other information which Subscriber considers necessary or advisable to enable it to make a decision concerning its purchase of the Common Stock, and that it possesses such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of its investment hereunder.

Additionally, the Subscriber understands that any sale by the Subscriber of any of the shares of Common Stock purchased under this Agreement will, under current law, require either: (a) the registration of the Common Stock under the Act and applicable state securities acts; (b) compliance with Rule 144 of the Act; or (c) the availability of an exemption from the registration requirements of the Act. The Subscriber understands that the Company has not undertaken and does not presently intend to file a Registration Statement to register the Common Stock purchased hereunder. The Subscriber hereby agrees to execute, deliver, furnish or otherwise provide to the Company an opinion of counsel reasonably acceptable to the Company prior to any subsequent transfer of the Common Stock, that such transfer will not violate the registration requirements of the federal or state securities acts. The Subscriber further agrees to execute, deliver, furnish or otherwise provide to the Company any documents or instruments as may be reasonably necessary or desirable in order to evidence and record the Common Stock acquired hereby.

To assist in implementing the above provisions, the Subscriber hereby consents to the placement of the legend, or a substantially similar legend, set forth below, on all certificates representing ownership of the Common Stock acquired hereby until the Common Stock has been sold, transferred, or otherwise disposed of, pursuant to the requirements hereof. The legend shall read substantially as follows:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS, NOR THE LAWS OF ANY OTHER JURISDICTION. THEY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THOSE SECURITIES LAWS OR AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE COMPANY, THAT THE SALE OR TRANSFER IS PURSUANT TO AN EXEMPTION TO THE REGISTRATION REQURIEMENTS OF THOSE SECURITIES LAWS, INCLUDING COMPLIANCE WITH REGULATION S OF THE SECURITIES ACT OF 1933, AS AMENDED.”

(viii) Subscriber Information. Subscriber further confirms and represents hereby that:

a. Subscriber understands that the shares of Common Stock have not been approved or disapproved by the United States Securities and Exchange Commission (the “SEC”) or any foreign securities agencies and no registration statement has been filed with any regulatory agency;

b. Subscriber is not an underwriter and would be acquiring the Common Stock solely for investment for its own account and not with a view to, or for, resale in connection with any distribution with in the meaning of the federal securities act, the state securities acts or any other applicable state securities acts;

c. The undersigned Subscriber is not a person in the United States of America and at the time the buy order was originated, the Subscriber was outside the United States of America. The undersigned Subscriber is not a citizen of the United States (a “U.S. Person”) as that term is defined in Regulation S of the Act, was not formed by a U. S. Person principally for the purpose of investing in securities not registered under the Act, and is not acquiring the Common Stock for the account or benefit of any U. S. Person;

d. The undersigned Subscriber understands the speculative nature and risks of investments associated with the Company, and confirms that the Common Stock would be suitable and consistent with its investment program and that its financial position enable it to bear the risks of this investment;

e. To the extent that any federal, and/or state securities laws shall require, the Subscriber hereby agrees that any securities acquired pursuant to this Agreement shall be without preference as to assets;

f. The certificate for the shares of Common Stock will contain a legend that transfer is prohibited except in accordance with the provisions of Regulation S;

g. The Subscriber has had the opportunity to ask questions of the Company and has received all information from the Company to the extent that the Company possessed such information, necessary to evaluate the merits and risks of any investment in the Company;

h. The Subscriber has satisfied the suitability standards and securities laws imposed by government of its organization;

i. The Subscriber has adequate means of providing for its current needs and contingencies and has no need to sell the Common Stock in the foreseeable future (that is at the time of the investment, Subscriber can afford to hold the investment for an indefinite period of time);

j. The Subscriber has sufficient knowledge and experience in financial matters to evaluate the merits and risks of this investment and further, the Subscriber is capable of reading and interpreting financial statements. Further, Subscriber is an “Accredited Investor” as that term is defined in applicable court cases and the rules, regulations and decisions of the SEC.

k.  The offer and sale of the Common Stock referred to herein is being made outside the United States within the meaning of and in full compliance with Regulation S; and

m. The Subscriber agrees to resell the Common Stock only in accordance with the provisions of Regulation S, pursuant to registration under the Act or pursuant to an available exemption from registration.

(b) Information Concerning the Company.

(i)  The Subscriber acknowledges that it has received all current information about the Company including the Company’s Form 10-KSB for the fiscal year ended June 30, 2005 and the Company’s Forms 10-QSB for the fiscal quarters ended September 30, 2005 and December 31, 2005 (collectively, the “Filed Documents”).

(ii) The Subscriber or its representative is familiar with the business and financial condition, properties, operations and prospects of the Company, and, at a reasonable time prior to the execution of this Subscription Agreement, the Subscriber and its representatives have been afforded the opportunity to ask questions of and receive satisfactory answers from the Company’s officers and directors, or other persons acting on the Company’s behalf, concerning the business and financial condition, properties, operations and prospects of the Company and concerning the terms and conditions of the offering of the Common Stock and has asked such questions as it or its representative desires to ask and all such questions have been answered to the full satisfaction of the Subscriber.

(iii) The Subscriber has been furnished, has carefully read, and has relied solely (except for information obtained pursuant to (iv) below, on the information contained in the Filed Documents, and Subscriber has not received any other offering literature or prospectus, and no verbal or written representations or warranties have been made to Subscriber by the Company, or its employees or agents, other than the representations of the Company set forth herein and in the Filed Documents.

(iv) The Subscriber has had an unrestricted opportunity to: (A) obtain additional information concerning the offering of Common Stock, the Company and any other matters relating directly or indirectly to Subscriber’s purchase of the Common Stock; and (B) ask questions of, and receive answers from the Company concerning the terms and conditions of the Offering and to obtain such additional information as may have been necessary to verify the accuracy of the information contained in the Filed Documents.

(v)  The Subscriber understands that, unless the Subscriber notifies the Company in writing to the contrary, all the representations and warranties contained in this Subscription Agreement will be deemed to have been reaffirmed and confirmed, taking into account all information received by the Subscriber.

(vi)  The Subscriber understands that the purchase of the Common Stock involves various risks, including, but not limited to, those outlined in this Subscription Agreement.

(vii)  The Subscriber acknowledges that no representations or warranties have been made to the Subscriber by the Company as to the tax consequences of this investment, or as to profits, losses or cash flow which may be received or sustained as a result of this investment.

(viii)  All documents, records and books pertaining to a proposed investment in the Common Stock which the Subscriber or its representative have requested have been made available to the Subscriber.

(ix)  The Subscriber or its representative has been provided access to all information requested in evaluating its purchase of the Common Stock.

(c) Status of the Subscriber. The Subscriber represents that the Subscriber is an “Accredited Investor” (check each category of “Accredited Investor” below which is applicable to the Subscriber):

( ) (A) a natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of his purchase exceeds $1,000,000;

( ) (B) a natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.

( ) (C) a bank as defined in Section 3(a)(2) of the Act or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act, whether acting in its individual or fiduciary capacity; broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended; an insurance partnership as defined in Section 2(13) of the Act; an investment company registered under the Investment Company Act of 1940 (the “1940 Act”) or business development company as defined in Section 2(a)(48) of the 1940 Act; a Small Business Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Investment Act of 1958; a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees if such plan has total assets in excess of $5,000,000; or an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 (“ERISA”), if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which fiduciary is either a bank, savings and loan association, insurance company or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are Accredited Investors (as listed in categories (A) - (G));

( ) (D) a private business development company as defined in Section 202(a) (22) of the Investment Advisors Act of 1970;

( ) (E) an organization described in Section 501(c)(3) of the Internal Revenue Code, a corporation, Massachusetts or similar business trust, or a partnership, with total assets in excess of $5,000,000, and which was not formed for the specific purpose of acquiring the Common Stock;

( ) (F) a trust, with total assets in excess of $5,000,000 not formed for the specific purposes of acquiring the Common Stock whose purchase is directed by a person who has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of an investment in the Common Stock; and

( ) (G) an entity in which all of the equity owners are Accredited Investors (as listed in categories (A) - (F)) or is an Accredited Investor defined by Regulation D.

The Subscriber agrees to furnish any additional information requested to assure compliance with applicable Federal and State Securities Laws in connection with the purchase and sale of the Common Stock.

(d) Restrictions on Transfer or Sale of the Common Stock.

(i)  The Subscriber is acquiring the Common Stock subscribed solely for the Subscriber’s own beneficial account, for investment purposes, and not with view to, or for resale in connection with, any distribution of the Common Stock. The Subscriber understands that the offer and the sale of the Common Stock has not been registered under the Act or any State Securities Laws by reason of specific exemptions under the provisions thereof which depend in part upon the investment intent of the Subscriber and of the other representations made by the Subscriber in this Subscription Agreement. The Subscriber understands that the Company is relying upon the representations, covenants and agreements contained in this Subscription Agreement (and any supplemental information) for the purposes of determining whether this transaction meets the requirements for such exemptions.

(ii)  The Subscriber understands that the Common Stock are “restricted securities” under applicable federal securities laws and that the Act and the rules of the SEC provide in substance that the Subscriber may dispose of the Common Stock only pursuant to an effective registration statement under the Act or an exemption therefrom. The certificates evidencing the shares of Common Stock issued pursuant to the Offering will bear a legend which clearly sets forth this restriction. The Subscriber understands that the Subscriber may not at any time demand the purchase by the Company of the Subscriber’s Common Stock.

(iii)  The Subscriber agrees: (A) that the Subscriber will not sell, assign, pledge, give, transfer or otherwise dispose of the Common Stock or any interest therein, or make any offer or attempt to do any of the foregoing, except pursuant to a registration of the Common Stock under the Act and all applicable State Securities Laws or in a transaction which is exempt from the registration provisions of the Act and all applicable State Securities Laws; (B) that the Company and any transfer agent shall not be required to give effect to any purported transfer of any of the Common Stock except upon compliance with the foregoing restrictions; and (C) that a restrictive legend will be placed on the certificate(s) representing any portion of the Common Stock.

(iv)  The Subscriber has not offered or sold any portion of the subscribed for Common Stock and has no present intention of dividing such Common Stock with others or of reselling or otherwise disposing of any portion of such Common Stock either currently or after the passage of a fixed or determinable period of time or upon the occurrence or nonoccurrence of any predetermined event or circumstance.

4.
Survival and Indemnification. All representations, warranties and covenants contained in this Agreement and the indemnification contained in this Paragraph 4 shall survive (i) the acceptance of the Subscription Agreement by the Company and (ii) the death or disability of the Subscriber. The Subscriber acknowledges the meaning and legal consequences of the representations, warranties and covenants in Paragraph 3 hereof and that the Company has relied upon such representations, warranties and covenants in determining the Subscriber’s qualification and suitability to purchase the Common Stock. The Subscriber hereby agrees to indemnify, defend and hold harmless the Company, and its officers, directors, employees, agents and controlling persons, from and against any and all losses, claims, damages, liabilities, expenses (including attorneys’ fees and disbursements), judgment or amounts paid in settlement of actions arising out of or resulting from the untruth of any representation herein or the breach of any warranty or covenant herein. Notwithstanding the foregoing, however, no representation, warranty, covenant or acknowledgment made herein by the Subscriber shall in any manner be deemed to constitute a waiver of any rights granted to it under the Act or State Securities Laws.

5.
Notices. All notices and other communications provided for herein shall be in writing and shall be deemed to have been duly given if delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid, or overnight air courier guaranteeing next day delivery:

(a) if to the Company, to it at the following address:

Ignis Petroleum Group, Inc.
100 Crescent Court, 7th Floor
Dallas, Texas 75201
Attn: President

(b)
if to the Subscriber, at the address set forth on the last page hereof or directly to the Subscriber at the address set forth on the signature page hereto, or at such other address as either party shall have specified by notice in writing to the other.

All notice and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; two days after being deposited in the mail, postage prepaid, if mailed; and the next day after timely delivery to the courier, if sent by overnight air courier guaranteeing next day delivery.

If a notice or communication is mailed in the manner provided above within the time prescribed, it is duly given, whether or not the addressee receives it.

6.	Assignability. This Subscription Agreement is not assignable by the Subscriber, and may not be modified, waived or terminated except by an instrument in writing signed by each of the parties hereto.

7.
Binding Effect. Except as otherwise provided herein, this Subscription Agreement shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and assigns, and the agreements, representations, warranties and acknowledgments contained herein shall be deemed to be made by and be binding upon such heirs, executors, administrators, successors, legal representatives and assigns. If the Subscriber is more than one person, the obligation of the Subscriber shall be joint and several and the agreements, representations, warranties and acknowledgments contained herein shall be deemed to be made by and be binding upon each such person and its heirs, executors, administrators and successors.

8.
Entire Agreement. This Subscription Agreement constitutes the entire agreement of the Subscriber and the Company relating to the matters contained herein, superseding all prior contracts or agreements, whether oral or written.

9.
Governing Law. This Subscription Agreement shall be governed and controlled as to the validity, enforcement, interpretations, construction and effect and in all other aspects by the substantive laws of the State of Nevada. In any action between or among any of the parties, whether arising out of this Agreement or otherwise, each of the parties irrevocably consents to the exclusive jurisdiction and venue of the federal and state courts located in Dallas County, Texas.

10.
Severability. If any provision of this Subscription Agreement or the application thereof to any Subscriber or circumstance shall be held invalid or unenforceable to any extent, the remainder of this Subscription Agreement and the application of such provision to other subscriptions or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

11.
Headings. The headings in this Subscription Agreement are inserted for convenience and identification only and are not intended to describe, interpret, define, or limit the scope, extent or intent of this Subscription Agreement or any provision hereof.

12.
Counterparts and Facsimiles. This Subscription Agreement may be executed in multiple counterparts and in any number of counterparts, each of which shall be deemed an original but all of which taken together shall constitute and be deemed to be one and the same instrument and each of which shall be considered and deemed an original for all purposes. This Agreement shall be effective with the facsimile signature of any of the parties set forth below and the facsimile signature shall be deemed as an original signature for all purposes and the Agreement shall be deemed as an original for all purposes.

[Signature page follows.]

IN WITNESS WHEREOF, the undersigned Subscriber has executed this Subscription Agreement as of the date first written above.

PETROFINANZ GMBH

By: /s/ DAVID CRAVEN
Name: David Craven
Title: Director

Address: Trust Company Complex
Ajeltake Road
Ajeltake Island
Majuro, Marshall Islands MH 96960

ACCEPTED by the Company as of the date first written above.

IGNIS PETROLEUM GROUP, INC.

By: /s/ MICHAEL P. PIAZZA
Name:  Michael P. Piazza
Title:  President, Chief Executive Officer
and Treasurer